Certain confidential information contained in this document, marked by brackets and asterisk, has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K, because the Company customarily and actually treats such information as private or confidential and the omitted information is not material.

Exhibit 10.16

CONTENT LICENSE AGREEMENT

Information Table

1. “Licensor”

Planet Labs Inc.

Address for legal notices:

346 9th Street

San Francisco, California 94103

Attn: General Counsel

Email: legal@planet.com

With a copy to:

Orrick, Herrington & Sutcliffe LLP

1000 Marsh Road
Menlo Park, CA 94025-1015
United States

Attention: Edward Batts

2. “Google”	Google Inc. Address for legal notices: Google Inc. 1600 Amphitheatre Parkway Mountain View, California 94043 Attn: Legal Department Email: legal-notices@google.com

3. Place of Incorporation	Licensor: Delaware Google Inc.: Delaware

4. Background

A. Google offers various products and services that use satellite imagery, including both consumer and enterprise versions of Google Maps and Google Earth.

B. Licensor is a licensor of satellite imagery, operating a large constellation of medium- and high-resolution satellites.

C. Google and Licensor desire to enter into a satellite imagery license agreement under which Google will license content covering Google’s specified areas of interest (“AOIs”) through at least three services:

(i) tasking services, where Licensor conducts a one-time collection of new imagery covering the AOIs specified in Google’s tasking orders;

(ii)  systematic AOI collections, where Google will inform Licensor of Google’s desired AOIs and corresponding imagery refresh rates, and Licensor will collect and refresh the imagery of those AOIs under a Fee-based incentive structure that rewards expedited imagery collection and delivery; and

(iii)  Licensor’s imagery archive.

5. “Effective Date”

(a)   This Agreement’s Effective Date will be the “Closing Date” (if any) under, and as defined, in the Purchase Agreement by and among Google Inc., Google Ireland Holdings Unlimited Company, Terra Bella Technologies Inc., Planet Labs Inc., and certain other parties (the Purchase Agreement, together with its ancillary and related agreements (including the Intellectual Property License Agreement), will be collectively referred to in this Agreement as the “M&A Agreement”).

(b)   This Agreement will not be effective if the M&A Agreement does not close according to the M&A Agreement’s terms.

6. “Term”	6.1 Definitions. (a) “Delivery Obligation” means Licensor’s obligation to deliver the ordered Licensed Content in accordance with the Agreement’s terms, including the Specifications.

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(b)   “Initial Term Order Obligation” means Google’s obligation to order [*****] worth of Licensed Content during the Initial Term.

(c)   “Extension Term Order Obligation” means Google’s obligation to order the amount of Licensed Content specified in Information Table Sections 6.3(a)(iii) and 6.3(b)(ii).

(d)   “Renewal Term Order Obligation” means [*****].

6.2  Term. Unless terminated in accordance with Agreement Section 7 (Term and Termination), the Term will consist of the Initial Term, the Extension Term(s) (if any), and the Renewal Term(s) (if any), defined below:

(a)   “Initial Term” means a period of 5 years starting on the Effective Date.

(i) Each year of the Initial Term will be referred to as “Year 1” through “Year 5”, respectively.

(ii)  Each such year will be referred to generically as a “Contract Year”, and consist of four “Contract Quarters”.

(b)   “Extension Term(s)” may apply to give the parties additional time to fulfill their respective obligations, as follows:

(i) Year 6. After Year 5, the Agreement will renew for a one-year Extension Term (“Year 6”) automatically if:

(A)  Google failed to meet its Initial Term Order Obligation; or

(B)  Licensor failed to meet its Delivery Obligation during the Initial Term, and the fees directly attributable to such failure result in a balance of prepaid Fees at the end of the Initial Term (“Delivery Obligation Failure Balance”); or

(ii)  Year 7. After Year 6, the Agreement will renew for a one-year Extension Term (“Year 7”) at Google’s option if Licensor failed to meet its Delivery Obligation during Year 6, and the fees directly attributable to such failure result in a Delivery Obligation Failure Balance at the end of Year 6.

(c)   “Renewal Term(s)”. Renewal Term(s) may apply if the parties have fulfilled their respective obligations and no prepaid Fee balance remains at the end of either the Initial Term, Year 6, or Year 7. Under these circumstances, at its sole discretion, Google may renew the Agreement for one additional one-year Renewal Term under the Agreement’s existing pricing and licensing terms as long as Google agrees to the Renewal Term Order Obligation for the applicable Renewal Term. If Google fails to meet its Renewal Term Order Obligation by the end of the Renewal Term, Licensor may invoice Google for the shortfall and Google will pay such invoice subject to Attachment D (Invoicing and Payment Terms).

(i) For example, if no prepaid Fee balance remains at the end of Year 7, Google may renew the Agreement for Year 8 as long as Google agrees to order [*****] or more of Licensed Content in Year 8. If, at the end of Year 8, Google has only ordered [*****] of Licensed Content, Licensor may invoice Google for the [*****] shortfall, and Google will pay such invoice in accordance with Attachment D (Invoicing and Payment Terms). However, if Google has ordered [*****] of Licensed Content in Year 8 in accordance with the Agreement, then Google has met its obligations under this Subsection (c) regardless of whether Licensor delivers the ordered amounts in accordance with the Agreement.

(ii)  At the end of Year 8, the Agreement may only be renewed if the parties mutually agree to do so in writing.

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6.3  Fee Carry-Forwards, Credits, and Order Obligations during Extension Term(s). If the Agreement is extended to Year [*****] or Year [*****] in accordance with Information Table Section 6.2(b) (Extension Term(s)), then the following will apply:

(a)   Year [*****].

(i) Prepaid Fee Carry-Forward. If a Delivery Obligation Failure Balance or an Order Obligation Failure Balance (as defined below) exists at the end of Year [*****], it will be carried forward to Year [*****].

(ii)  Delivery Failure Credit. Licensor will add to the prepaid Fee balance a “Delivery Failure Credit” equal to [*****] of the Delivery Obligation Failure Balance, but solely with respect to the Delivery Obligation Failure Balance remaining at the end of Year [*****].

(iii)  Extension Term Order Obligation. To the extent a portion of the prepaid Fee balance is attributable to Google’s failure to meet its Initial Term Order Obligation, then Google’s Extension Term Order Obligation for Year [*****] will equal [*****] of the order obligation failure balance (the “Order Obligation Failure Balance”). If no portion of the prepaid Fee balance is attributable to Google’s failure to meet its Initial Term Order Obligation, then Google will have no Extension Term Order Obligation.

(iv) Order Obligation Failure Balance. At the end of Year [*****], Licensor may invoice Google for any remaining Order Obligation Failure Balance, and Google will pay such invoice subject to Attachment D (Invoicing and Payment Terms).

(b)   Year [*****].

(i) Prepaid Fee Carry-Forward. If a Delivery Obligation Failure Balance exists at the end of Year [*****], it will be carried forward to Year [*****].

(ii)  Extension Term Order Obligation. There is no Extension Term Order Obligation in Year [*****] (because under Information Table Section 6.2(b)(ii), Year [*****] will exist only if Licensor failed to meet its Delivery Obligation during Year [*****], and Google opts to extend Licensor’s time to fulfill that obligation).

(iii)  Refund. At the end of Year [*****], Licensor will refund any remaining Delivery Obligation Failure Balance to Google.

(c)   Termination or Renewal after Exhaustion of Prepaid Fee Balance. If the prepaid Fee balance is exhausted before the end of the Initial Term or any Extension Term, then at its sole discretion, Google may either:

(i) terminate the Agreement; or

(ii)  renew the Agreement (at the end of the Initial Term or applicable Extension Term) for an additional one-year Renewal Term in accordance with Section 6.2(c).

7. Delivery	The Licensed Content delivery and acceptance process is described in Attachment C (Delivery, Acceptance, Rejection, and Correction of Licensed Content; Customer Support).

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8. “Fee(s)”

(a)   Currency. All Fees under this Agreement are in US Dollars.

(b)   Flat Fee.

(i) Google will pay Licensor a one-time, flat Fee of [*****] (the “Flat Fee”) in exchange for the services and licenses provided under this Agreement.

(ii)  Google will pay the Flat Fee within two business days of the M&A Agreement’s Closing Date without any further action on behalf of Licensor, in accordance with the wire payment instructions in Attachment D, Section 5(d) (or as subsequently updated in writing by Licensor). If the M&A Agreement does not close according to the M&A Agreement’s terms, Google will have no obligation to pay the Flat Fee.

(c)   Invoicing; Credit. Licensor will subsequently issue invoices under this Agreement and credit them against the prepaid Flat Fee by delivering Licensed Content to Google in accordance with Attachment B (Imagery Services); Attachment D, Section 1 (Invoices); and Attachment D, Section 5(b) (Payments).

(d)   Fee Cap. Unless Google opts to either renew the Agreement under Information Table Section 6.2(c) (Renewal Term(s)) or orders additional Licensed Content in its sole discretion (beyond the amount covered by the prepaid Flat Fee, in which case additional fees will apply):

(i) the total amounts paid and payable by Google under this Agreement (including all applicable taxes) will not exceed the Flat Fee amount in Subsection (b); and

(ii)  no additional fees, royalties, or payments will be due or owing under this Agreement.

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Terms

This Content License Agreement consists of the above table (“Information Table”), these terms and conditions, and any attachments (together the “Agreement”).

1	Definitions.

1.1

“CONFIDENTIAL INFORMATION” MEANS INFORMATION THAT ONE PARTY (OR AN AFFILIATE) DISCLOSES TO THE OTHER PARTY UNDER THIS AGREEMENT, AND THAT IS MARKED AS CONFIDENTIAL OR WOULD NORMALLY BE CONSIDERED CONFIDENTIAL INFORMATION UNDER THE CIRCUMSTANCES. IT DOES NOT INCLUDE INFORMATION THAT IS INDEPENDENTLY DEVELOPED BY THE RECIPIENT, IS RIGHTFULLY GIVEN TO THE RECIPIENT BY A THIRD PARTY WITHOUT CONFIDENTIALITY OBLIGATIONS, OR BECOMES PUBLIC THROUGH NO FAULT OF THE RECIPIENT. GOOGLE’S AOIS ARE CONFIDENTIAL INFORMATION, REGARDLESS OF WHETHER THEY ARE MARKED AS CONFIDENTIAL.

1.2	“INCLUDE” AND “INCLUDING” MEAN “INCLUDING BUT NOT LIMITED TO.”

1.3

“LICENSED CONTENT” MEANS ALL CONTENT THAT IS CREATED AFTER THE M&A AGREEMENT’S CLOSING DATE, AND PROVIDED OR RETRIEVED UNDER THIS AGREEMENT (OR ANY RELATED EVALUATION AGREEMENT) THROUGH THE DELIVERY MECHANISMS DESCRIBED IN ATTACHMENT C (DELIVERY, ACCEPTANCE, REJECTION, AND CORRECTION OF LICENSED CONTENT; CUSTOMER SUPPORT). LICENSED CONTENT DOES NOT INCLUDE CONTENT THAT GOOGLE OBTAINS INDEPENDENTLY OF THIS AGREEMENT. LICENSED CONTENT EXCLUDES THE PRE-M&A CONTENT.

1.4	“PRE-M&A CONTENT” MEANS ALL CONTENT THAT WAS CREATED BY GOOGLE OR ITS AFFILIATES ON OR BEFORE THE M&A AGREEMENT’S CLOSING DATE AND HAS BEEN PURCHASED BY LICENSOR UNDER THE M&A AGREEMENT.

1.5	“SPECIFICATIONS” MEANS THE TECHNICAL SPECIFICATIONS IN ATTACHMENT A, SECTION 3 (LICENSED CONTENT SPECIFICATIONS).

1.6	“USERS” MEANS USERS OF GOOGLE PRODUCTS AND SERVICES, INCLUDING USERS OF GOOGLE APIS.

1.7	ALL TERMS IN QUOTATION MARKS ARE DEFINED TERMS, INCLUDING THOSE IN THE INFORMATION TABLE. ANY EXAMPLES IN THIS AGREEMENT ARE ILLUSTRATIVE AND NOT THE SOLE EXAMPLES OF A PARTICULAR CONCEPT.

2	Licenses.

2.1	Grant.

(a)

Licensed Content. Licensor grants to Google a non-exclusive, perpetual, irrevocable, worldwide license to reproduce, distribute, modify, create derivative works based on, publicly perform, publicly display, and otherwise use the Licensed Content in connection with Google products or services.

(b)

Pre-M&A Content. Licensor grants to Google a non-exclusive, perpetual, irrevocable, worldwide license to reproduce, distribute, modify, create derivative works based on, publicly perform, publicly display, and otherwise use the Pre-M&A Content.

(c)

Brand Features. Licensor grants to Google a non-exclusive, worldwide, royalty-free license to use Licensor’s trademarks, trade names, name, designs, and logos in connection with the Licensed Content in accordance with Sections 2.3 (Proprietary Rights Notices).

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2.2	Sublicensing.

(a)	In connection with the Licensed Content, Google may sublicense the rights granted in this Agreement to its:

(i)	affiliates (as defined in California Corporations Code Section 28032); and

(ii)	Users (to the extent necessary to permit them to use Google products and services).

(b)	In connection with the Pre-M&A Content, Google may sublicense the rights granted in this Agreement without restriction.

2.3	Proprietary Rights Notices.

(a)	Google will display the following Licensor copyright notice on or adjacent to the applicable Licensed Content to the extent the Google products or services display Licensed Content:

  “Imagery © 20xx Planet.com” (where xx denotes the current year).

(b)

For Google products or services with display or form factor limitations (including wireless applications, text or voice-based results, and space-constricted layouts), the applicable attribution will appear in a reasonably apparent location consistent with that provided to Google’s similarly-situated licensors.

2.4

No Stand-Alone Redistribution. Google will not redistribute or resell the Licensed Content to any third party on a stand-alone basis independent of Google’s products or services, which products and services must provide substantial additional functionality beyond solely distributing the Licensed Content.

2.5	Retention of Rights. As between the parties:

(a)	Licensor retains all rights in Licensed Content and Pre-M&A Content (except for the license rights granted in this Agreement); and

(b)

Google retains all rights in Google products and services and any content (other than the Licensed Content and Pre-M&A Content) created, submitted, or used in connection with the Google products and services, including (i) User-generated content (for example, User corrections to, or verifications of, Licensed Content; User reviews and comments); and (ii) Google-created content (for example, the Google quality control team’s corrections to Licensed Content).

2.6	No other Licenses. No other license rights are granted in connection with the Licensed Content or the Pre-M&A Content except those granted in this Section 2.

2.7	No Other Restrictions. Nothing in this Agreement:

(a)	requires Google to use any or all of the Licensed Content or the Pre-M&A Content;

(b)	restricts Google from using content it obtains elsewhere; or

(c)	restricts Google from exercising any rights it has at law (including under the U.S. Copyright Act).

3	Representations And Warranties

3.1	By Both Parties. Each party represents and warrants that it has full power and authority to enter into this Agreement.

3.2	By Licensor. Subject to section 3.3 (Exclusions), Licensor represents and warrants that:

(A)	it has and will retain all necessary rights to grant the licenses in this Agreement and deliver Licensed Content to Google;

(B)	it will use reasonable care and skill in creating or collecting the Licensed Content; and

(C)	at time of delivery Licensed Content will:

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(I)	materially comply with the Specifications;

(II)	not contain any third party’s personally identifiable information (photographic imagery of a person or identifiable objects does not constitute a breach of this Subsection (ii));

(III)	be of no less quality, scope, and coverage than equivalent content that Licensor makes available to third parties or through its own products or services; and

(IV)	be free from any viruses or other malicious code.

3.3	Exclusions.

(a)	Licensor makes no representations or warranties regarding or related to any:

(i)	assets or intellectual property purchased or received under the M&A Agreement (excluding the Licensed Content, which is addressed in subsection (b)), and

(ii)	Per M&A Content; and

(b)

Licensor makes no warranty with respect to any Licensed Content to the extent the Licensed Content’s failure to meet the specifications or the Licensed Content’s deficiency, infringement, misappropriation, or failure to comply with applicable laws is directly caused by:

(i)

Google’s breach of its representations, warranties, or covenants under the M&A Agreement regarding performance of the assets or intellectual property purchased or received under the M&A Agreement (as evidenced by Licensor’s data and records);

(ii)	changes that google has made to the Licensed Content;

(iii)	use of the applicable Licensed Content in breach of this Agreement; or

(iv)	combination of the Licensed Content with the Google products or services.

3.4

Disclaimers. THE PARTIES’ ONLY REPRESENTATIONS AND WARRANTIES UNDER THIS AGREEMENT ARE EXPRESSLY STATED IN THIS SECTION 3 (REPRESENTATIONS AND WARRANTIES). SUBJECT TO SECTION 5.3(B)(II) (EXCEPTIONS TO LIMITATIONS), THE PARTIES DISCLAIM ALL OTHER REPRESENTATIONS AND WARRANTIES (EXPRESS OR IMPLIED), INCLUDING ANY WARRANTIES OF MERCHANTABILITY, TITLE, AND FITNESS FOR A PARTICULAR PURPOSE.

4	Indemnities

4.1

Obligations. Licensor will defend and indemnify google and google’s affiliates, directors, officers, employees, and users against all liabilities, damages, losses, costs, fees (including legal fees), and expenses relating to any allegation or third-party legal proceeding (including any civil, administrative, investigative, or appellate proceeding) to the extent claiming that use of licensed content in accordance with this agreement infringes, misappropriates, or violates the third party’s issued patents, copyrights, trademarks, trade secrets.

4.2

Exclusions. Section 4.1 (obligations) will not apply to the extent the underlying allegation arises from: (a) the pre-m&a content; (b) google’s breach of this agreement; or (c) modifications or combinations to licensed content that were not provided or authorized in writing by licensor.

4.3	Indemnification procedures. Section 4.1 is subject to the following conditions:

(a)	google will notify licensor promptly in writing of the indemnified allegation(s) or third-party legal proceeding(s).

(b)

google will tender sole control of the indemnified portion of the defense, including negotiations for any settlement or compromise of the indemnified allegation(s) or third-party legal proceeding(s), subject to the following:

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(I)

Google has the right to approve controlling counsel, such approval not to be unreasonably withheld or delayed (and which approval may be withheld or withdrawn if there is a material conflict of interest);

(II)	Google may appoint its own non-controlling counsel, at its own expense;

(III)

Any settlement or compromise requiring google to admit liability, pay money, or take (or refrain from taking) any action will require google’s prior written consent, unless licensor assumes all liability on google’s behalf by admitting the liability in its own name (and not google’s name), paying the money, or taking (or refraining from taking) the action itself.

(c)	google will cooperate and, at licensor’s request and expense, assist in such defense.

4.4	Remedies.

(a)	If an injunction prevents continued use of the Licensed Content in accordance with the Agreement, Licensor may do the following at its sole option and expense:

(i)	procure the right to continue providing the Licensed Content in compliance with the Agreement; or

(ii)	modify the Licensed Content without materially reducing its functionality; or

(iii)	replace the Licensed Content with a functionally-equivalent alternative.

(b)

If the remedies under Section 4.4(a) are not commercially reasonable, or are not provided within 90 days of an injunction, then Licensor will notify Google and the parties will discuss practical remedies in good faith. If the parties cannot agree on remedies within 30 days of initiating discussions, then Licensor will wire transfer to Google a refund of the applicable Fee amounts solely for the enjoined Licensed Content (pro-rated on a twelve (12) month, straight line basis) within 45 days after the 30-day discussion period.

4.5	THIS SECTION 4 STATES LICENSOR’S ENTIRE LIABILITY AND GOOGLE’S SOLE AND EXCLUSIVE REMEDY FOR ANY THIRD-PARTY INFRINGEMENT OR MISAPPROPRIATION CLAIM REGARDING THE LICENSED CONTENT.

5	Limitations Of Liability

5.1	Liability. IN THIS SECTION 5 (LIMITATIONS OF LIABILITY), “LIABILITY” MEANS ANY LIABILITY, WHETHER UNDER CONTRACT, TORT, OR OTHERWISE, INCLUDING FOR NEGLIGENCE.

5.2	Limitations. SUBJECT TO SECTION 5.3 (EXCEPTIONS TO LIMITATIONS):

(a)	NEITHER PARTY WILL HAVE ANY LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE LICENSED CONTENT, OR THE PRE-M&A CONTENT FOR:

(i)	THE OTHER PARTY’S LOST REVENUES;

(ii)	EXEMPLARY OR PUNITIVE DAMAGES; OR

(iii)	ANY SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL LOSSES (WHETHER OR NOT FORESEEABLE OR CONTEMPLATED BY THE PARTIES AT THE EFFECTIVE DATE); AND

(b)	SUBJECT TO SECTION 5.3(a), EACH PARTY’S TOTAL AGGREGATE LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE LICENSED CONTENT, OR THE PRE-M&A CONTENT IS LIMITED TO THE GREATER OF:

(i)	$[*****]; OR

(ii)	THE INVOICED FEE AMOUNTS IN THE [*****] PERIOD IMMEDIATELY PRECEDING THE CLAIM.

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5.3	EXCEPTIONS TO LIMITATIONS. SUBJECT TO SECTION 3.3 (EXCLUSIONS), NOTHING IN THIS AGREEMENT EXCLUDES OR LIMITS:

(A)	GOOGLE’S RIGHT TO RECOVER THE FULL AMOUNT OF ITS PRE-PAID FEE BALANCE UNDER SECTIONS 7.3(A) AND 7.3(B) (EFFECTS OF TERMINATION), OR ITS OTHER REFUND RIGHTS UNDER:

(I)	INFORMATION TABLE SECTION 6.3 (FEE CARRY-FORWARDS, CREDITS, AND ORDER OBLIGATIONS DURING EXTENSION TERM(S));

(II)	SECTION 4.4(B) (REMEDIES);

(III)	ATTACHMENT C, SECTION 3(C) (DELIVERY OBLIGATION FAILURE BALANCE) AND 3(D) (MULTIPLE REJECTIONS); AND

(IV)	ATTACHMENT D, SECTION 6 (REFUNDS); OR

(B)	EITHER PARTY’S LIABILITY FOR:

(i)	DEATH OR PERSONAL INJURY RESULTING FROM ITS NEGLIGENCE OR THE NEGLIGENCE OF ITS EMPLOYEES OR AGENTS;

(ii)	FRAUD OR FRAUDULENT MISREPRESENTATION;

(iii)	ITS OBLIGATIONS UNDER SECTION 4 (INDEMNITIES);

(iv)	BREACH OF SECTION 6.1 (CONFIDENTIALITY); OR

(v)	MATTERS FOR WHICH LIABILITY CANNOT BE EXCLUDED OR LIMITED UNDER APPLICABLE LAW.

5.4

LIMITATIONS ON REMEDIES. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH PARTY’S EXCLUSIVE REMEDY FOR BREACHES OF THIS AGREEMENT WILL BE MONETARY DAMAGES, EXCEPT THAT EITHER PARTY MAY SEEK INJUNCTIVE RELIEF IN CONNECTION WITH BREACHES OR POTENTIAL BREACHES OF CONFIDENTIALITY UNDER SECTION 6.1.

6	Confidentiality; Publicity

6.1

Confidentiality. The recipient will not disclose the other party’s Confidential Information, except to employees, affiliates, agents, or professional advisors (“Delegates”) who need to know it and who have a legal obligation to keep it confidential. The recipient will use the other party’s Confidential Information only to exercise rights and fulfill obligations under this agreement. The recipient will ensure that its Delegates are also subject to the same non-disclosure and use obligations. The recipient may disclose Confidential Information when required by law after giving reasonable notice to the discloser, if permitted by law.

6.2

Publicity. Neither party may make any public statement regarding this Agreement without the other’s prior written approval, except: (a) Google will provide the proprietary rights notice specified in Section 2.3(a) (Proprietary Rights Notices); and (b) Google may include Licensor’s name, marks, and logos in its marketing materials but will provide samples of such use to Licensor upon Licensor’s request.

7	Term and Termination.

7.1	Agreement Term. Subject to Section 7.2 (Termination), This Agreement will start on the Effective Date and continue for the Term specified in Information Table Section 6 (Term).

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7.2	Termination.

(A)	By Google.

(I)	Google may terminate this Agreement on written notice under the following circumstances:

(A)

if Licensor materially breaches Section 3.2(a) (Representations and Warranties; Necessary Rights) for a reason other than force majeure and fails to cure such breach within 60 days of Google’s written notice (or such longer period as agreed to by the parties in writing), such notice to be effective on the 61st day (or the day after the expiration of any agreed-upon extension term);

(B)	if, subject to Section 3.3 (Representations and Warranties; Exclusions), Licensor either:

(i)

materially breaches Section 3.2(c) (Representations and Warranties; Specifications and Quality) and fails to cure such breach within [*****] days of Google’s written notice, where Licensor will be deemed to have materially breached Section 3.2(c) if more than [*****] of the Licensed Content delivered in any quarter fails to meet the Specifications; or

(ii)	materially breaches Section 3.2(c) more than twice in a Contract Year regardless of cure; or

(C)	immediately, on receipt of written notice, if Licensor materially breaches Section 6.1 (Confidentiality) by disclosing material Google Confidential Information; or

(D)

if Licensor is unable to meet its obligations under this Agreement due to force majeure for the period of time agreed to by the parties’ senior executives or, if the parties’ senior executives cannot agree within [*****] days, then [*****] days.

(ii)

For all other breaches occurring after the 18th month following the Closing Date (“Year 1.5”), Google may terminate this Agreement if Licensor has materially breached the Agreement either (x) two times in any Contract Year after Year 1.5 and failed to cure those breaches within [*****] days of Google’s written notice; or (y) three times in any Contract Year after Year 1.5 regardless of cure. Termination under Subsection (ii) will be effective immediately on either (x) Licensor’s second failure to cure a material breach within the [*****] cure period; or (y) Licensor’s third material breach in any Contract Year after Year 1.5, regardless of cure.

(b)

By Licensor. If Licensor believes in good faith that Google is in material breach, Licensor will send a written breach notice to Google and the parties’ senior executives will meet to discuss the matter within [*****] days after Google’s receipt of the breach notice.

(i)

If the senior executives agree that Google is in material breach, Google will then have the period of time agreed to by the parties’ senior executives to cure, or if the parties’ senior executives cannot agree within [*****] days, then [*****] days to cure.

(ii)

If the senior executives do not agree that Google is in material breach and cannot resolve the matter in good faith within [*****] days after their initial meeting, or if Google is unable to cure under Subsection (i) within the [*****] day cure period, then Licensor may terminate this Agreement immediately on written notice but only if, after Year 1, Google has materially breached twice in a Contract Year and failed to cure those breaches within the [*****] cure period under this Subsection (ii).

(iii)

The senior executive discussion process will not apply to breaches of Section 8.15 (Compliance with Laws) or Google’s failure to pay fees when due. Under those circumstances, Google will have [*****] days to cure, and Licensor may terminate this Agreement immediately on written notice if Google has materially breached twice in a Contract Year and failed to cure within the [*****] cure period in accordance with this Subsection (iii).

(c)	Mediation.

(i)

If either party believes the other is attempting to terminate the Agreement in bad faith or otherwise without cause, the parties’ senior executives will meet and confer to attempt an amicable resolution.

(ii)	If the parties’ senior executives cannot agree within 7 days, the parties will retain a neutral, third-party mediator to mediate the issue within 20 days.

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(iii)	The parties will share equally the mediator’s fees and costs.

(iv)	The dispute resolution process in this Subsection (c) will not affect the cure periods and other time periods specified in Sections 7.2(a) and (b), unless the parties mutually agree otherwise.

7.3	Effects of Termination.

(A)

If the Agreement expires or is terminated for any reason other than Google’s uncured material breach, Licensor will refund any remaining prepaid fee balance to Google’s designated account within 15 days of the Agreement expiration or termination date.

(B)

If the Agreement is terminated for Google’s uncured material breach, Licensor will refund any remaining delivery obligation failure balance to Google’s designated account within 15 days of the Agreement expiration or termination date.

(c)	The following provisions will survive any termination or expiration of this Agreement: the defined terms in the Information Table; Sections 1, 2, 4, 5, 6, 7, 8; and Attachment A.

8	General.

8.1	Notices.

(A)

All notices of termination or breach, and all legal requests, claims, or demands must be in writing and sent to the “Address for legal notices” listed in information Table Sections 1 and 2, respectively.

(B)

Notices will be treated as given on receipt, as verified by written or automated receipt if by personal delivery, delivery by commercial messenger, or registered or certified mail (return receipt requested).

8.2

Affiliates, Consultants, and Contractors. Google may use its affiliates, consultants, and contractors in connection with the performance of its obligations and exercise of its rights under this Agreement, but those parties will be subject to the same obligations as Google.

8.3

Assignment. Neither party may assign any part of this Agreement without the written consent of the other, except to an affiliate or in under a change of control (in accordance with Section 8.4 (Change of Control)) where: (a) the assignee has agreed in writing to be bound by the terms of this Agreement; (b) the assigning party remains liable for obligations under the Agreement if the assignee defaults on them; and (c) the assigning party has notified the other party of the assignment. Any other attempt to assign is void.

8.4

Change of Control. If a party experiences a change of control (for example, through a stock purchase or sale, merger, or other form of corporate transaction): (a) that party will give written notice to the other party within 30 days after the change of control, and (b) the other party may immediately terminate this Agreement any time between the change of control and 30 days after it receives that written notice only if the transaction results in control by the other party’s competitor, which in the case of Google includes [*****].

8.5

Subcontracting. Licensor may not outsource any of its material obligations under this Agreement without Google’s written consent. However, Licensor may otherwise use contractors, subject to the following: (a) any such contractors, subcontractors and/or consultants must sign a confidentiality agreement that is at least as protective of Google and its Confidential Information as is this Agreement; (b) Licensor is and will remain legally responsible for its contractors’, subcontractors’ and/or consultants’ acts or omissions, including breaches of this Agreement; and (c) Licensor will at all times remain solely liable for fulfilling its obligations under the Agreement.

8.6	Force Majeure. Neither party will be liable for failure or delay in performance to the extent caused by circumstances beyond its reasonable control.

Confidential Information	11	Content License Agt v5.1

(a)

Force majeure includes regulatory or licensing agency orders or regulations that are beyond a party’s reasonable control, including those that require regulated entities to obtain supplemental or additional licenses, or to cease or limit certain operations (such as the collection of imagery over certain areas for certain periods of time). Force majeure does not include regulatory or licensing agency orders or enforcement actions caused by a party’s negligence or willful misconduct.

(b)

A party claiming force majeure must provide the other party with reasonable evidence documenting the force majeure event, provide timely updates on the status of the force majeure event and the party’s remediation efforts, and immediately resume performance to the extent the force majeure event subsides or ends.

8.7	No Waiver. Neither party will be treated as having waived any rights by not exercising (or delaying the exercise of) any rights under this Agreement.

8.8	No Agency. This Agreement does not create any agency, partnership or joint venture between the parties.

8.9

No Third Party Beneficiaries. This Agreement does not confer any benefits on any third party unless it expressly states that it does. To the extent affiliates are conferred benefits under this Agreement, they are third party beneficiaries.

8.10	Counterparts. The parties may execute this Agreement in counterparts, including facsimile, PDF, and other electronic copies, which taken together will constitute one instrument.

8.11	Amendments. Any amendment must be in writing, signed by both parties, and expressly state that it is amending this Agreement.

8.12	Entire Agreement. This Agreement sets out all terms agreed between the parties and supersedes all other agreements between the parties relating to its subject matter.

8.13	Severability. If any term (or part of a term) of this Agreement is invalid, illegal, or unenforceable, the rest of the Agreement will remain in effect.

8.14

Governing Law. ALL CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED GOOGLE PRODUCTS OR SERVICES WILL BE GOVERNED BY CALIFORNIA LAW, EXCLUDING CALIFORNIA’S CONFLICT OF LAWS RULES, AND WILL BE LITIGATED EXCLUSIVELY IN THE FEDERAL OR STATE COURTS OF SANTA CLARA COUNTY, CALIFORNIA, USA; THE PARTIES CONSENT TO PERSONAL JURISDICTION IN THOSE COURTS.

8.15	Compliance with Laws.

(a)

Violations. Each party will comply with, and neither party will violate, any laws, rules, or regulations, if any, applicable to it in exercising its rights or fulfilling obligations under the Agreement, including:

(i)	imagery resolution restrictions over particular areas or countries;

(ii)	export and re-export control laws and regulations, including:

(A)	the Export Administration Regulations maintained by the U.S. Department of Commerce;

(B)	trade and economic sanctions maintained by the U.S. Treasury Department’s Office of Foreign Assets Control; and

(C)	the International Traffic in Arms Regulations maintained by the U.S. Department of State; and

(iii)	the U.S. Foreign Corrupt Practices Act.

(b)

Government Agency Inquiries. If a licensing authority or government regulatory body contacts Licensor regarding Google’s use of the Licensed Content, then the parties will promptly meet to review and respond to the inquiry in a mutually-acceptable manner.

Confidential Information	12	Content License Agt v5.1

(c)	Fines.

(i)

Solely to the extent either party’s material, uncured breach of Section 8.15(a) causes the other party to incur fees or penalties, including fines from a competent government agency or court (“Fines”), the aggrieved party may request and the breaching party will reimburse that portion of the Fines attributable to the breaching party’s acts or omissions.

(ii)	Subject to Section 5 (Limitations of Liability), the breaching party will reimburse the other party for Fines up to a total aggregate amount during the Term equal to $[*****].

(iii)

The breaching party will provide the reimbursement within 45 days after receiving the other party’s correct and undisputed invoice, which must be accompanied by applicable documentary evidence specifying the violation and Fine amount.

Signature Page Follows

Confidential Information	13	Content License Agt v5.1

Signed by authorized representatives of the parties on the dates written below.

GOOGLE INC.		PLANET LABS INC.

By:	/s/ Christine Flores	By:	/s/ Will Marshall

Print Name: Christine Flores		Print Name: Will Marshall

Title: Assistant Secretary		Title: CEO

Date:		Date:

Confidential Information	14	Content License Agt v5.1

ATTACHMENT A

Licensed Content

1	Google Content ID Number.

300494

2	Licensed Content Description.

As of the Effective Date, the Licensed Content includes satellite imagery and video.

3	Licensed Content Specifications. Subject to Agreement Section 3 (Representations and Warranties), the Licensed Content will meet the following specifications:

Parameter	Specifications (subject to Note (a) below)

Product type	[*****] [*****]

Ground sample distance (GSD) (j)	[*****] [*****] [*****]

Target elevation angle	> [*****]

Sun elevation angle from horizon	> [*****] (unless otherwise specified by Google at the time of order). This specification is not applicable to [*****].

Bit depth	[*****] bits for [*****] imagery [*****] bits for [*****] imagery Downlinked Imagery ([*****]) Bit Rate: [*****] per frame

Imagery file format	[*****]

Cloud cover	[*****] (subject to Note (b)).

Absolute accuracy	[*****] [*****] [*****] [*****]

Confidential Information	15	Content License Agt v5.1

Cross-sensor overlap (subject to Note (j))	[*****] pixels

Image quality	[*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****]

Image resolution	[*****] [*****]

Reference Imagery	[*****] [*****]

Specification Notes:

(a)	Specifications can be modified by mutual agreement of the parties in writing.

(b)	[*****]

[*****]

[*****]

Confidential Information	16	Content License Agt v5.1

[*****]

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Confidential Information	17	Content License Agt v5.1

[*****]

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Confidential Information	18	Content License Agt v5.1

ATTACHMENT B

Imagery Services

1	Overview.

(a)	Services. In exchange for Google’s prepaid Fee, Licensor will deliver imagery to Google through the following services: ☐

(i)	Tasking Services ☐

(ii)	Systematic Collection of Google’s AOIs

(iii)	Archive Imagery ☐

(iv)	Tip & Cue (if available)

(b)	Orders. During the Term, Google will use a combination of the services listed in Subsection (a) to order Licensed Content whose total aggregate value will equal the prepaid Fee amount.

2	Minimum Annual Orders By Contract Year.

Table 1 - Minimum Annual Orders.

Contract Year	Minimum Annual Orders The lesser of the remaining prepaid Fee balance or the following:
Year [*****]	[*****]
Year [*****]	[*****]
Year [*****]	[*****]
Year [*****]	[*****]
Year [*****]	[*****]
Extension Term(s), if any (Years [*****])	See Information Table Section 6.3 (Fee Carry-Forwards, Credits, and Order Obligations during Extension Term(s))
Renewal Term(s), if any	[*****]

3	Service Descriptions

3.1	Tasking: programmatic tasking of imagery collection.

(a)

Tasking Periods. As of the Effective Date, Licensor will not have launched the entire SkySat satellite constellation. To accommodate Licensor’s smaller constellation and the time needed to transfer and launch acquired satellite operations from Google, tasking services will be broken out into three distinct periods:

(i)	Period 1 will start on the Effective Date and end when Period 2 starts.

(ii)	Period 2 will start on the earlier of (A) or (B) below, and will end when Period 3 starts:

(A)	two years after the Effective Date; or ☐

(B)

the date Licensor has 12 or more SkySat satellites in commercial operation, where “commercial operation” means the satellites have successfully launched and completed all of Licensor’s orbit calibration and check-out processes (approximately 90 days after launch). As of the Effective Date, Licensor anticipates that it will have 12 or more SkySat satellites in commercial operation by January 1, 2018 (Licensor will notify Google of changes to this anticipated date if and when Licensor becomes aware of such changes).

Confidential Information	19	Content License Agt v5.1

(iii)	Period 3 will start on the earlier of (A) or (B) below, and will end when the Agreement expires or terminates:

(A)	two years after Period 2 starts; or ☐

(B)

the date Licensor has 17 or more SkySat satellites in commercial operation (as defined in Section 3.1(a)(ii)(B) above). As of the Effective Date, Licensor anticipates that it will have 17 or more SkySat satellites in commercial operation by January 1, 2019 (Licensor will notify Google of changes to this anticipated date if and when Licensor becomes aware of such changes).

(b)	Tasking Service Fees. Google will have the option to request ad hoc tasking services at the following rates:

Table 2 –Tasking Service Fees

Fees Based on Delivery Time after Receipt of Order (in USD)			Tasking Service Volume Thresholds
<12 hours	12-24 hours	>24 hours	Contract Period
[*****]	[*****]	[*****]	Period 1: ≤100,000 sqkm per Contract Year Period 2: ≤350,000 sqkm per Contract Year Period 3: ≤600,000 sqkm per Contract Year

[*****]	[*****]	[*****]	Period 1: >100,000 sqkm per Contract Year Period 2: >350,000 sqkm per Contract Year Period 3: >600,000 sqkm per Contract Year

Note: Minimum tasking order size is 6 x 6 km.

(c)	Stereo Imagery and Video Fees.

(i)

Licensor does not currently offer the following products in Table 3 and has no obligation to do so. If, however, Licensor decides to offer the following products to the general public, Licensor will also offer them to Google under this Agreement in accordance with Table 3 (Stereo Imagery and Video Fees).

(ii)	If Licensor does not offer these products to the general public, Licensor may offer them to Google at Licensor’s sole discretion.

(iii)	The minimum order size for Stereo and Tri-Stereo Imagery is 6 x 6 km and the default delivery time is 24 hours.

Table 3 – Stereo Imagery and Video Fees

Product	Fees	Volume Thresholds
Stereo Imagery	[*****]	Same as Table 2
Tri-Stereo Imagery	[*****]	Same as Table 2
Video	[*****]	Same as Table 2

(d)	Tasking Collection Orders and Collection Priority.

(i)	Order Acceptance. Licensor will accept all Google tasking orders that are properly submitted in accordance with this Agreement.

(ii)

Collection Priority. Licensor will execute Google’s tasking orders with the highest collection priority, using all commercially reasonable efforts to collect and deliver the Licensed Content as quickly as possible in accordance with the Agreement’s specified quality standards.

Confidential Information	20	Content License Agt v5.1

(a)

Highest Priority; Exceptions. Licensor will not offer tasking services to any other customer at a higher priority than given to Google, except government agencies to the extent they have ordered tasking services to respond to emergencies or disasters occurring at the same time as Google’s applicable tasking order.

(b)	Delivery Timeframes; Order Receipt. Once Licensor receives an order, Licensor will deliver the tasking order in its entirety to Google in accordance with Table 2 (Tasking Service Fees).

(1)

Email orders will be deemed received on the date and time sent if sent to Licensor during Licensor’s Service Desks’ business hours (between 9:00am-5:00pm Pacific Standard Time and between 9:00am-5:00pm Central European Time). Orders sent when both Service Desks are concurrently closed will be deemed received when the first of the two Service Desks opens on the next business day.

(2)	Orders placed through the Tasking Order API will be deemed received on the date the API time stamps the order.

(iii)	Order Cancellation. After Licensor receives an order, Licensor will have the number of hours specified in the applicable tasking order to deliver the Licensed Content (the “Order Fulfillment Period”).

(a)	Cancellation Right. At its sole discretion, Google may cancel any tasking order prior to delivery.

(b)	Effect on Minimum Annual Orders.

(1)	If Google cancels an order before the end of the Order Fulfillment Period, Google’s order will not count towards Google’s minimum annual orders under Table 1 (Minimum Annual Orders).

(2)

If Google cancels an order after the Order Fulfillment Period ends, Google’s order will count towards Google’s minimum annual orders under Table 1 (Minimum Annual Orders) and the ordered Fee amount will be added to the Delivery Obligation Failure Balance.

(c)	Invoicing. Licensor will not invoice Google for any orders canceled before delivery.

(e)

Tasking Order API. Licensor anticipates that within [*****] months after the Effective Date, Licensor will provide Google with access to an API that allows Google to programmatically submit, check status, modify, cancel, and otherwise manage its open tasking orders (“Tasking Order API”).

(i)	Licensor will make available to Google early access to the Tasking Order API for testing purposes at least three months before the Tasking Order API’s commercial release date.

(ii)

If Licensor does not make the Tasking Order API available to Google within [*****] months of the Effective Date, then for every week beyond this deadline, Licensor will wire transfer $[*****] to Google within [*****] days of receiving Google’s wire transfer instructions as Google’s sole remedy for failure to provide the Tasking Order API on schedule.

(iii)

Google will not reverse engineer, decompile, disassemble, or otherwise attempt to derive the source code of the Tasking Order API (collectively, “Reverse Engineering”), unless applicable law prohibits enforcement of this restriction, in which case Google may engage in Reverse Engineering solely to achieve software interoperability to the extent permitted by applicable law.

3.2	Google AOIs: collecting imagery of specified AOIs based on a standing deck of routinely updated metro areas.

(a)

AOI Shapefiles. Google may order routine collection by the SkySat satellites of a set of Google-selected AOIs. To do so, Google will provide Licensor with a shapefile containing the geographic location and extent of each AOI, including the applicable refresh frequency for each AOI (e.g., annual, semi-annual, quarterly), which will be no more frequent than weekly for any one site.

(b)

AOI Size. Google may specify any area as an AOI and Licensor will collect and deliver the specified imagery as one contiguous AOI. However, for pricing purposes, (i) each AOI will be no larger than [*****] sqkm and (ii) the maximum linear extent in any AOI’s axis will be [*****] km.

(c)

Maximum AOI Delivery Capability. The total number of AOIs multiplied by the number of deliveries over the year must not exceed the maximum AOI delivery capability for the current Period (described in Table 4).

Confidential Information	21	Content License Agt v5.1

Table 4 – Maximum AOI Deliveries per Year

Contract Period	Maximum Number of AOI Deliveries (AOIs x Refresh Rate)
Period 1	[*****] per Contract Year / [*****] in any Contract Quarter
Period 2	[*****] per Contract Year / [*****] in any Contract Quarter
Period 3	[*****] per Contract Year / [*****] in any Contract Quarter

For example, in a Contract Year in Period 2, if Google selects 250 AOIs to be delivered quarterly, this would equal 1,000 total deliveries (250 x 4) and [*****] Period 2’s cap of [*****] deliveries. As another example, in a Contract Year in Period 3, if Google selects 6,000 AOIs to be delivered annually, this would equal 6,000 deliveries (6,000 x 1) and [*****] Period 3’s cap of [*****] deliveries.

(d)

AOI Updates. Google may update its AOI shapefiles quarterly, and Licensor will start delivering Licensed Content based on the updated shapefile deck as soon as possible, but no later than one month from receipt of the updated shapefiles.

(e)	AOI Fees.

Table 5 – AOI Target Fees

Number of Requested Deliveries per Year	Incremental Cost per Delivery Requested
1 - 2,000	[*****]
2,001 - 4,000	[*****]
4,001 - 6,000	[*****]
6,001+	[*****]

For example, if Google chooses [*****] AOIs that are each smaller than [*****] sqkm and no more than 100km in any linear extent to be delivered quarterly, this would equal 2,800 total deliveries for the year ([*****] AOIs x 4 deliveries) and the total target fee (the actual fee will be based on performance, as described in Subsection (g) (SLA)) would be ((2,000 deliveries x [*****]) + (800 deliveries x [*****])) = [*****].

In addition to the pricing table above, Google also has the opportunity to purchase up to [*****]% of the total requested deliveries in any Period at a smaller size of [*****]km and pricing at half the level indicated above.

(f)	AOI Delivery Time. Licensor will deliver all AOI imagery within 72 hours of its capture.

(g)	Service Level Agreement (“SLA”).

(i)

Goal. The parties desire that Licensor will deliver [*****]% of Google’s requested AOIs on schedule, subject to those dependencies and conditions outside of Licensor’s control, including force majeure.

(ii)	SLA Incentives. To minimize underperformance, the following SLA incentives will apply:

Table 6 – SLA

Percentage of AOIs Delivered	SLA Credit Multiplier
[*****]	1x
[*****]	1.5x
[*****]	2x
[*****]	2x

(A)

SLA Failure. In Table 6 (SLA), the “Percentage of AOIs Delivered” indicates the number of AOIs delivered by Licensor in a given quarter against the target AOIs. Failing to achieve the [*****] threshold in a given quarter will constitute an SLA failure, except to the extent the failure is caused by force majeure in accordance with Agreement Section 8.6 (Force Majeure).

Confidential Information	22	Content License Agt v5.1

(B)

Cure. Within 30 days, the parties will meet to mutually agree on a remedy for the SLA failure. If the parties do not agree on a remedy within 30 days, the SLA failure will be considered an uncured material breach of the Agreement, subject to Section 3.5 (Remediation Efforts related to Assets Purchased under the M&A Agreement) below.

(C)

SLA Credit Multiplier. In Table 6 (SLA), the “SLA Credit Multiplier” is a multiplier against the non-invoiced SLA Fee for missed AOIs. The SLA Credit Multiplier disincents SLA underperformance by increasing the prepaid Fee balance that Google can apply towards Licensed Content orders during the Term.

(1)

Example 1: If in Year [*****], Quarter 3, Licensor delivered 372 of Google’s 403 AOIs (92% of AOIs Delivered), there would be [*****] (31 deliveries x [*****]/AOI) in non-invoiceable Fees. The [*****] will not be forfeited. Google may use the [*****] on additional AOIs, tasking, or archive orders throughout the remainder of the Term.  ☐ No SLA Credit Multiplier applies in this case.

(2)

Example 2: If in Year [*****], Quarter 3, Licensor delivered 331 of Google’s 432 AOIs (76% of AOIs Delivered), there would be [*****] (101 Deliveries x [*****]/AOI) in non-invoiceable Fees. Because this performance falls between [*****], a [*****] SLA Credit Multiplier is applied, and the resulting [*****] can be used at Google’s discretion on additional AOIs, tasking or archive orders throughout the remainder of the Term.  ☐

(D)	Minimum SLA Achievement. If Licensor achieves an SLA performance between [*****] three times, then after the third time, the parties will engage in the cure procedure in Subsection (B).

3.3	Archive Imagery: programmatic discovery and selection of archive imagery.

(a)	Minimum Availability. During the Term, Licensor will make available for licensing all SkySat archive imagery in accordance with the following minimums:

Period 1: [*****]

Period 2: at least [*****] sqkm

Period 3: at least [*****] sqkm of new, high-resolution, color archive imagery that:

(i)	was captured not more than [*****] months ago from the time of measurement;

(ii)	meets all of the Agreement’s quality specifications;

(iii)	falls outside of Google’s AOIs and does not include images previously licensed to Google; and

(iv)	is not imagery of Antarctica, Greenland, or oceans ([*****]km from any coast).

(b)	Fees.

Table 7 – Archive Imagery Fees

Price / sqkm	Imagery Age (from Collection Date)
[*****]	[*****] days old or older
[*****]	[*****] to [*****] days old
[*****]	[*****] to [*****] days old
[*****]	Less than [*****] days old

Confidential Information	23	Content License Agt v5.1

3.4	Tip & Cue: a change alert and imagery collection service.

(a)

Licensor does not currently offer the Tip & Cue service and has no obligation to do so. If, however, Licensor decides to offer Tip & Cue to the general public, Licensor will also offer that service to Google under this Agreement under the same terms and conditions, and subject to at least as favorable pricing, as Licensor offers that service to any other non-government customer ordering substantially similar quantities and commitments, and expressly excludes Licensor’s provision of Tip & Cue services at lower prices for humanitarian, marketing, or business development purposes.

(b)

Subject to Subsection (a), Google may order Tip & Cue services to satisfy its order obligations under the Agreement and Licensor will apply any prepaid Fee balance to such orders, but solely with respect to Tip & Cue services used to order Licensed Content.

3.5	Remediation Efforts related to Assets Purchased under the M&A Agreement.

(a)

To the extent any Licensed Content fails to meet the Specifications or is deficient, infringing, misappropriating, or fails to comply with applicable laws, or to the extent there is an SLA Failure, and such issue is directly caused by the assets purchased or received under the M&A Agreement (as evidenced by Licensor’s data and records), Licensor will use all commercially reasonable efforts to remediate those issues in a timely manner. In the case of Licensed Content that fails to meet Specifications, Licensor may opt to remediate by replacing problematic Licensed Content with new Licensed Content that meets the Specifications.

(b)	If Licensor is unable to remediate in a commercially reasonable or timely manner, Licensor will work in good faith with Google on mutually-acceptable solutions.

(c)	Licensor will not be deemed in breach of this Section 3.5 if it works in good faith with Google on such solutions, regardless of whether Licensor successfully resolves the issues.

(i)

However, in the case of Licensed Content that fails to meet Specifications, if Licensor cannot successfully remediate Licensed Content so that it meets the Specifications after 90 days, then that Licensed Content will be deemed permanently rejected and Licensor will credit the already-invoiced Fee amounts for that Licensed Content, if any, to the prepaid Fee balance.

(ii)	The remedies in (i)(A) and (i)(B) above will be Google’s sole remedy and Licensor’s exclusive liability for Licensed Content that fails to meet Specifications under this Section 3.5.

Confidential Information	24	Content License Agt v5.1

ATTACHMENT C

Delivery, Acceptance, Rejection, and Correction of Licensed Content;

Customer Support

1	Delivery of Licensed Content.

(a)	Licensor will make all Licensed Content available to Google for download via FTP site or as otherwise agreed to by the parties (referred to in Attachment C as “Delivery”).

(b)

At Licensor’s cost, Licensor will ensure that all Licensed Content orders are Delivered on a timely basis using an electronic format that allows Google to securely and efficiently access or download all such Licensed Content at a sustained rate of no less than 1Gbps.

2	Acceptance and Rejection. Without limiting Google’s rights and remedies:

(a)

Acceptance. For invoicing purposes, Google will be deemed to have accepted a Delivery of Licensed Content 30 days after the date of Delivery unless Google provides written notice of rejection to Licensor under Subsection (b) (Rejection).

(b)

Rejection. If Google discovers that Licensor has not complied with Agreement Section 3.2(a) or (c) (Representations and Warranties) (the “Acceptance Criteria”), Google may reject any affected Licensed Content or require it to be modified (whether or not Licensor has invoiced Google for Licensed Content) by sending Licensor a defect notice that includes sufficient details for Licensor to respond to the specified defect(s).

3	Correction of Rejected Licensed Content.

(a)	Corrections.

(i)

Defects Caused by Licensor. To the extent defects are caused by Licensor or other reasons, and are not directly caused by the excluded items in Section 3.3(b) (Exclusions), then within 7 days of receiving a defect notice, Licensor will correct the stated defects or replace the defective Licensed Content to meet the Acceptance Criteria. Licensor’s right to cure under this Subsection (i) is subject to Agreement Section 7.2 (Termination).

(ii)

Defects Caused by the Assets Purchased under the M&A Agreement. To the extent defects are directly caused by the assets purchased or received under the M&A Agreement (as evidenced by Licensor’s data and records), then Attachment B, Section 3.5 (Remediation Efforts related to Assets Purchased under the M&A Agreement) will apply. Licensor’s right to cure under this Subsection (ii) is not subject to Agreement Section 7.2 (Termination).

(b)

Delivery of Corrected Licensed Content. Upon completing its corrections, Licensor will re-Deliver the Licensed Content to Google and the acceptance procedure in Attachment C, Section 2 (Acceptance and Rejection) will start again.

(c)

Delivery Obligation Failure Balance; Refunds. If Licensor is unable to bring the rejected Licensed Content into compliance with the requirements in Subsection (a)(i) or (ii) (Corrections), as applicable, after exhausting the procedures in Attachment C, Section 2 (Acceptance and Rejection) and Section 3 (Correction of Rejected Licensed Content), then Licensor will add the corresponding Fee for the rejected Licensed Content to the Delivery Obligation Failure Balance.

(d)

Multiple Rejections. If Google rejects any Licensed Content more than once in accordance with Attachment C, Section 2(b) (Rejection), Google may at its option permanently reject that Licensed Content. If Google permanently rejects any Licensed Content, Google will delete the rejected Licensed Content from its servers and Licensor will add the corresponding Fee for the rejected Licensed Content to the Delivery Obligation Failure Balance.

4	Customer Support and Imagery Collection Management Resources.

Licensor will assign a dedicated account management team to administrate this Agreement and provide superior customer support, including adding dedicated customer support personnel and collections management personnel to assist Google within 24 hours of any Google request for support.

Confidential Information	25	Content License Agt v5.1

ATTACHMENT D

Invoicing and Payment Terms

1	Invoices.

(a)

After the end of each quarter, Google’s content acceptance period will begin and the process in Attachment C, Section 2 (Acceptance and Rejection) and Section 3 (Correction of Rejected Licensed Content) will apply.

(b)	At the end of Google’s content acceptance period, Licensor may invoice Google for all Licensed Content accepted in that quarter.

(c)	Google will review each invoice within 21 days after receipt and will (i) approve correct invoices; and (ii) reject incorrect invoices and specify in writing the applicable error(s).

(d)

Licensor will review and correct any rejected invoices and resubmit them for approval under Subsection (c) above. Other than corrected invoices, Licensor will not send invoices to Google more than once per quarter.

(e)	Invoices will include a running, prepaid Fee balance, including (when applicable) the Order Obligation Failure Balance, the Delivery Obligation Failure Balance, and the Delivery Failure Credit.

(f)	If a prepaid Fee balance exists, then Licensor will apply the prepaid Fee balance to any outstanding invoices until the prepaid Fee balance is exhausted.

(g)

If an Order Obligation Failure Balance exists, then Licensor will deduct applicable prepaid Fees from the Order Obligation Failure Balance before deducting them from the Delivery Obligation Failure Balance.

(h)	When the total Fees deducted from the prepaid Fee balance under the Agreement exceed [*****], Licensor will notify Google in writing.

2	Fair Pricing Terms.

[*****]

3	Taxes.

(a)

The Fees specified in this Agreement include all taxes currently imposed by any governmental agency. Google will pay any applicable transaction taxes under this Agreement, other than Licensor’s income taxes.

(b)

If Google has a legal obligation to withhold any taxes from its payments to Licensor, Google will remit those taxes to the appropriate government authority, and reduce its payment to Licensor by the amount of the taxes withheld.

(c)

To the extent Licensor is legally obligated to collect applicable taxes, Licensor will invoice Google for the appropriate amount and Google will pay correct and undisputed invoices, unless Google provides Licensor with a valid tax exemption certificate. The total amounts invoiced and paid (including taxes) will be counted towards the Fee caps and revenue earn-out specified in Information Table Section 8 (“Fee(s)”) and the minimum order amounts specified in Attachment B (Imagery Services).

4	Delivery Costs. Delivery costs are included in the Fee.

Confidential Information	26	Content License Agt v5.1

5	Payments.

(a)

Google will pay the prepaid Fee in accordance with Information Table Section 8(b) (Flat Fee), and will pay Licensor’s correct and undisputed invoices for other applicable Fees net 45 days of receipt of invoice.

(b)	Once Google has prepaid the Flat Fee, Licensor will deduct from Google’s prepaid Flat Fee balance all subsequent Google-approved invoice amounts in accordance with Attachment D, Section 1.

(c)	Google will not be required to pay invoices received more than 180 days after Google’s acceptance of the Licensed Content.

(d)

Google will pay Licensor under this Agreement by wire transfer in US Dollars in accordance with Licensor’s wire transfer instructions listed in Section 7 below (which may be updated by Licensor in writing from time to time).

(e)	The party receiving payment will be responsible for bank charges assessed by the recipient’s bank.

6	Refunds. If applicable, Licensor will refund any applicable prepaid Fee balance in accordance with Agreement Section 7.3 (Effects of Termination).

7	Wire Transfer Information.

(a)	For Payments to Licensor:

[*****]

(b)	For payments to Google:

Google will provide applicable instructions in writing as necessary.

Confidential Information	27	Content License Agt v5.1